                                                                    EXHIBIT 99.4

                           ENCORE ACQUISITION COMPANY

                             LETTER OF TRANSMITTAL
                         FOR TENDER OF ALL OUTSTANDING
                    6.25% SENIOR SUBORDINATED NOTES DUE 2014
                           IN EXCHANGE FOR REGISTERED
                    6.25% SENIOR SUBORDINATED NOTES DUE 2014

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2004, UNLESS SOONER TERMINATED OR EXTENDED (THE "EXPIRATION DATE"). OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If you wish to accept the Exchange Offer, this letter of transmittal should be completed, signed and delivered to the Exchange Agent:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                 (800) 344-5128

                     BY OVERNIGHT DELIVERY, COURIER OR MAIL
                  (OVERNIGHT DELIVERY OR COURIER RECOMMENDED;
             IF BY MAIL, REGISTERED OR CERTIFIED MAIL RECOMMENDED):

                     Wells Fargo Bank, National Association
                           Corporate Trust Operations
                                 MAC N9303-121
                              Sixth and Marquette
                             Minneapolis, MN 55479

                         REGISTERED OR CERTIFIED MAIL:

                     Wells Fargo Bank, National Association
                           Corporate Trust Operations
                                 MAC N9303-121
                                 P.O. Box 1517
                           Minneapolis, MN 55480-1517

            BY FACSIMILE TRANSMISSION (ELIGIBLE INSTITUTIONS ONLY):

                                 (612) 667-4927

                             Confirm by Telephone:

                                 (800) 344-5128

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the prospectus
dated           , 2004 (the "Prospectus"), of Encore Acquisition Company (the
"Issuer") and this letter of transmittal. These two documents together constitute the offer by the Issuer and its restricted subsidiaries (the "Guarantors") to exchange the Issuer's 6.25% Senior Subordinated Notes due 2014 fully and unconditionally guaranteed by the Guarantors (the "Exchange Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Issuer's issued and outstanding unregistered 6.25% Senior Subordinated Notes due 2014 fully and unconditionally guaranteed by the Guarantors (the "Outstanding Notes"). The offer to exchange the Exchange Notes for the Outstanding Notes is referred to as the "Exchange Offer."

     The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Outstanding Notes is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuer shall notify Wells Fargo Bank, National Association (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This letter of transmittal is to be used by a holder of Outstanding Notes if

     - certificates of Outstanding Notes are to be forwarded herewith or

     - delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer" and an "agent's message" is not delivered as described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Tendering Through DTC's Automated Tender Offer Program."

Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal pursuant to DTC's Automated Tender Offer Program ("ATOP"). Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC's ATOP on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of this letter of transmittal. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to the Exchange Offer for Outstanding Notes means any person in whose name such Outstanding Notes are registered on the books of the registrar for the Outstanding Notes, any person who holds such Outstanding Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Outstanding Notes and who desires to deliver such Outstanding Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this letter of transmittal in its entirety (unless such Outstanding Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof pursuant to DTC's ATOP).

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Outstanding Notes tendered under this letter of transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

-------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF OUTSTANDING NOTES TENDERED
-------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF
 REGISTERED HOLDER(S) EXACTLY
   AS NAME(S) APPEAR(S) ON
OUTSTANDING NOTES (PLEASE FILL
        IN, IF BLANK)                                   OUTSTANDING NOTE(S) TENDERED
-------------------------------------------------------------------------------------------------------------
                                                           AGGREGATE PRINCIPAL
                                                                  AMOUNT
                                                               REPRESENTED              PRINCIPAL AMOUNT
                                 REGISTERED NUMBER(S)*          BY NOTE(S)                 TENDERED**
                                -----------------------------------------------------------------------------

                                                          --------------------------------------------------

                                                          --------------------------------------------------

                                -----------------------------------------------------------------------------
                                         Total
-------------------------------------------------------------------------------------------------------------
 * Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.
-------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.
[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
     Name of Tendering Institution:
--------------------------------------------------------------------------------
     DTC Account Number(s):
--------------------------------------------------------------------------------
     Transaction Code Number(s):
--------------------------------------------------------------------------------
[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
     Name(s) of Registered Holder(s) of Outstanding Notes:
--------------------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------
     Window Ticket Number (if available):
--------------------------------------------------------------------------------
     Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------
     DTC Account Number(s) (if delivered by book-entry transfer):
--------------------------------------------------------------------------------
     Transaction Code Number(s) (if delivered by book-entry transfer):
--------------------------------------------------------------------------------

     Name of Tendering Institution (if delivered by book-entry transfer):
--------------------------------------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

     Name:
--------------------------------------------------------------------------------

     Address:
--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer and the Guarantors for exchange the principal amount of Outstanding Notes (including the related guarantees) indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer and the Guarantors all right, title and interest in and to such Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer and the Guarantors in connection with the Exchange Offer) with respect to the tendered Outstanding Notes with full power of substitution to

     - deliver such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, to the Issuer and the Guarantors, as applicable, and deliver all accompanying evidences of transfer and authenticity, and

     - present such Outstanding Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Issuer and the Guarantors will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer and the Guarantors.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics,
Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such Exchange Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

     The undersigned hereby further represents to the Issuer and the Guarantors that (i) any Exchange Notes received are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Outstanding Notes or the Exchange Notes within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or any Guarantor or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, the undersigned represents that it will receive Exchange Notes in exchange for Outstanding Notes that were acquired for its own account as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents that it did not purchase the Outstanding Notes to be exchanged for the Exchange Notes from the Issuer or any Guarantor. Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph.

     The undersigned acknowledges that if the undersigned is tendering Outstanding Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes

     - the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act and

     - failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer or any Guarantor.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, including the transfer of such Outstanding Notes on the account books maintained by DTC.

     For purposes of the Exchange Offer, the Issuer and the Guarantors shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     The undersigned acknowledges that the acceptance by the Issuer and the Guarantors of properly tendered Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, on one hand, and the Issuer and the Guarantors, on the other, upon the terms and subject to the conditions of the Exchange Offer.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer and the Guarantors may not be required to exchange any of the Outstanding Notes tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange, and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that neither the Issuer nor any Guarantor has any obligation pursuant to the "Special Issuance Instructions" and "Special

Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Issuer and the Guarantors do not accept for exchange any of the Outstanding Notes so tendered for exchange.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if (i) Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue Exchange Notes and/or Outstanding Notes to:

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include ZIP Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                             (Please Type or Print)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)
     To be completed ONLY if Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver Exchange Notes and/or Outstanding Notes to:

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include ZIP Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                             (Please Type or Print)

[ ] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account
Number: ------------------------------------------------------------------------

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X ------------------------------------------------------------------------------

X ------------------------------------------------------------------------------
          (Signature(s) of Registered Holder(s) of Outstanding Notes)

Dated: ---------------------------------------

(The above lines must be signed by the registered holder(s) of Outstanding Notes as your/their name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Outstanding Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and
(ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s):
--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an Eligible Institution. Please read Instruction 5 of this letter of transmittal to determine whether a signature guarantee is required for the tender of your Outstanding Notes.

                                          Signature(s) Guaranteed by an Eligible
Institution: -------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include ZIP Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated: ---------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Outstanding Notes or Agent's Message and Book-Entry Confirmations. All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's ATOP), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. THE METHOD OF DELIVERY OF THE TENDERED OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR COURIER SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE ISSUER OR ANY GUARANTOR.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Outstanding Notes and (a) whose Outstanding Notes are not immediately available, or (b) who cannot deliver their Outstanding Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC's ATOP prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

     Pursuant to such procedures:

     - such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents' Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges' Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution");

     - prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail, courier or overnight delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the Outstanding Notes, the registration number(s) of such Outstanding Notes and the total principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Outstanding Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and

     - this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Outstanding Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     3. Tender by Holder. Only a registered holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     4. Partial Tenders. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes accepted will be returned to the holder as promptly as practicable after the Outstanding Notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes. If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

     If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Outstanding Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this letter of transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this letter of transmittal.

     NO SIGNATURE GUARANTEE IS REQUIRED IF

     - THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE OUTSTANDING NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED OUTSTANDING NOTES) AND THE EXCHANGE NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT DTC) AND NEITHER THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" HAS BEEN COMPLETED OR

     - SUCH OUTSTANDING NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

     7. Transfer Taxes. The Issuer and the Guarantors will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Outstanding Notes or Exchange Notes must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate on interest and principal payments on the Exchange Notes as provided by applicable law.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

     If a tendering holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

     Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

     The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligations regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuer's acceptance of which would, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Outstanding Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, any Guarantor, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes nor shall any of them incur any liability for failure to give such notification.

     10. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding Notes will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Outstanding Notes have been followed.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE OUTSTANDING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- Please Provide Your TIN in the Box   ---------------------------------
         FORM W-9           at Right (or Complete Part 3) and Certify by   Social Security Number
                            Signing and Dating Below                       or
                                                                           ---------------------------------
                                                                           Employer Identification Number
                            --------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   PART 2 -- Certification -- Under penalties of perjury, I  PART 3
 INTERNAL REVENUE SERVICE    certify that:                                             Awaiting TIN  [ ]
    PAYOR'S REQUEST FOR      (1) The number shown on this form is my correct Taxpayer
         TAXPAYER                Identification Number (or I have checked the box in
IDENTIFICATION NUMBER (TIN)      Part 3 and executed the Certificate of Awaiting
                                 Taxpayer Identification Number below),
---------------------------
           Name              (2) I am not subject to backup withholding because: (a)   Please complete the
---------------------------      I am exempt from backup withholding, or (b) I have    Certificate of Awaiting
Address (Number and Street)      not been notified by the Internal Revenue Service     Taxpayer Identification
---------------------------      (IRS) that I am subject to backup withholding as a    Number below.
 City, State and ZIP Code        result of failure to report all interest or
                                 dividends, or (c) the IRS has notified me that I am
                                 no longer subject to backup withholding, and
                             (3) I am a U.S. Person (including a U.S. resident
                                 alien).
                             --------------------------------------------------------------------------------------

                             Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                             SIGNATURE ----------------------------------- DATE ------------------ , 200 --
-------------------------------------------------------------------------------------------------------------------

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE
  APPLICABLE RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE NOTES.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the payor is required to withhold the applicable percentage of (1) any reportable payments thereafter made to me until the payor receives a number and
(2) any withdrawal to the extent of reportable payments made to me during the 60-day period.

        ------------------------------                 ------------------------- , 200 ----------
                  SIGNATURE                                               DATE